UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2010

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	0-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 435-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant.

(a) On March 30, 2010, the Audit Committee (the “Committee”) of Nanometrics Incorporated (the “Company”) dismissed BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm, effective on that date. BDO’s reports on the financial statements of the Company for the fiscal years ended January 2, 2010 and December 27, 2008, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and through the effective date of BDO’s dismissal, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the Company’s financial statements for such fiscal years. During the fiscal years ended January 2, 2010 and December 27, 2008, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Committee provided BDO with a copy of this disclosure and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the above statements. A copy of BDO’s letter, dated April 1, 2010, is attached as Exhibit 16.1 to this Form 8-K.

(b) On March 31, 2010, the Company engaged PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending January 1, 2011. During the fiscal years ended January 2, 2010 and December 27, 2008, and through March 31, 2010, the date of engagement of PwC, neither the Company, nor any person on its behalf, has consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by PwC to the Company; or (ii) any matter that was the subject of either a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of BDO Seidman LLP

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2010	NANOMETRICS INCORPORATED

/S/ JAMES P. MONIZ
James P. Moniz Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter of BDO Seidman LLP